UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   June 15, 2005
                                                        ------------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-12289                               13-3542736
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    (Commission File Number)            (IRS Employer Identification No.)

    11200 Richmond, Suite 400
          Houston, Texas                             77082
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 (Address of Principal Executive Offices)         (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

           On June 16, 2005, SEACOR Holdings Inc. (the "Company") issued a press release announcing that one of its subsidiaries received a document subpoena from the Antitrust Division of the U.S. Department of Justice. This subpoena relates to a grand jury investigation of potential antitrust violations among providers of helicopter transportation services in the Gulf of Mexico. The Company believes that this subpoena is part of a broader industry inquiry and that other providers also have received such a subpoena. The Company intends to provide all information required in response to this investigation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number                   Description of Exhibit
--------------                   ----------------------
   99.1                          Press release dated June 16, 2005









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SEACOR Holdings Inc.


                                       By:  /s/ Randall Blank
                                           -------------------------------------
                                           Name:   Randall Blank
                                           Title:  Chief Financial Officer and
                                                   Executive Vice President




Date: June 16, 2005







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